RNC MUTUAL FUND GROUP, INC.

                       Supplement dated April 23, 1998 to:

                        Prospectus dated January 15, 1998


On March 31, 1998, Bank Austria America, the indirect parent holding company for RNC Capital Management, Inc. ("Former Adviser"), completed the sale of its interest in Former Adviser to RNC Capital Management LLC ("New Adviser"), a new company founded by Former Adviser's chief executive officer. At a special meeting of shareholders on April 7, 1998, the shareholders of each Fund approved a new investment management agreement with New Adviser for an initial two-year period.

New Adviser has not changed how each Fund is managed or the services offered to shareholders.

Also at that special meeting of shareholders, the shareholders of RNC Money Market Fund approved a change in the fundamental investment policy of that Fund to permit it to invest in short-term money market securities with a maturity of up to 13 months--an increase of 1 month.

Effective March 16, 1998, Stephan M. Bradasich became responsible for the day-to-day management of RNC Money Market Fund. Mr. Bradasich has been a fixed income portfolio manager at Former Adviser, and its successor entity, New Adviser, since 1992.
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                           RNC MUTUAL FUND GROUP, INC.

                       Supplement dated April 23, 1998 to:

           Statement of Additional Information dated January 15, 1998


On March 31, 1998, Bank Austria America, the indirect parent holding company for Former Adviser, completed the sale of its interest in Former Adviser to RNC Capital Management LLC ("New Adviser"), a new company founded by Former Adviser's chief executive officer. At a special meeting of shareholders on April 7, 1998, the shareholders of each Fund approved a new investment management agreement with New Adviser for an initial two-year period. The principal business address of New Adviser is 11601 Wilshire Boulevard, 25th floor, Los Angeles, California 90025.

Effective March 16, 1998, Stephan M. Bradasich succeeded A. Robert Blais as Senior Vice President and Director of Fixed Income of RNC Capital Management, Inc. ("Former Adviser"), Manuel Guttierez replaced Nick Mamaril as Senior Vice President, Treasurer and Secretary of Former Adviser and Bruce Mandel was no longer with Former Adviser. All other officers of Former Adviser retain the same positions with New Adviser.